UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Determination of Estimated Net Asset Value Per Share as of April 20, 2017

As previously reported in CNL Lifestyle Properties, Inc.’s (the “Company”) Current Report on Form 8-K/A filed with the SEC on April 12, 2017, the board of directors of the Company (the “Board”) authorized an interim distribution to the stockholders of record of the Company as of March 31, 2017 of 8,851,264 common shares (the “EPR Shares”) of beneficial interest of EPR Properties, a Maryland real estate investment trust (“EPR”), received by the Company as partial consideration in connection with the consummation on April 6, 2017 of the Purchase and Sale Agreement dated as of November 2, 2016 by and among the Company, EPR Properties and Ski Resort Holdings LLC, a Delaware limited liability company owned by funds affiliated with Och-Ziff Real Estate, for the sale of all of the Company’s remaining properties (the “Sale Agreement”). The EPR Shares were distributed to Company stockholders based on a ratio of 2.7219 shares of EPR common stock for each 100 shares of Company common stock. At the same time, the Board declared a cash distribution in the amount of $0.10 per share of Company common stock (the cash distribution, together with the distribution of the EPR Shares collectively, the “Interim Distribution”). The Interim Distribution was made on or around April 20, 2017.

The Company prepares and announces an estimated net asset value (“NAV”) per share of its common stock and provides such information to its stockholders and to members of the Financial Industry Regulatory Authority (“FINRA”) and their associated persons who participated in the Company’s public offerings to assist them in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340. The Company’s prior estimated NAV determination was $2.10 per share as of November 30, 2016, which determination took into account the entry by the Company into the Sale Agreement for aggregate consideration of $830 million.

To assist the Board and the Company’s valuation committee, which is comprised solely of the Company’s independent directors (the “Valuation Committee”), in establishing a new estimated NAV per share of the Company’s common stock as of April 20, 2017 (the “Valuation Date”), CNL Lifestyle Advisor Corporation, the Company’s advisor (the “Advisor”), prepared an analysis (the “Valuation Analysis”) for the Valuation Committee based on the Company’s net assets and liabilities as of the Valuation Date after subtracting the value of the Interim Distribution.

The Valuation Committee and the Board reviewed the Valuation Analysis and considered the material assumptions relating thereto. Upon due consideration, on April 20, 2017, the Valuation Committee recommended to the Board an estimated NAV as of April 20, 2016 of $0.10 per share of Company common stock. Thereafter, at a special meeting of the Board, which was also held on April 20, 2017, the Board accepted the recommendation of the Valuation Committee and unanimously approved $0.10 as the estimated NAV per share of the Company’s common stock based on a share count of 325,182,969 shares issued and outstanding as of April 20, 2017 (the “Revised NAV”).

The following table summarizes the material components of the Company’s Revised NAV. Adjustments were made to reflect estimated liquidation costs, holdbacks and reserves based on the Company’s liquidation and dissolution prior to the end of 2017.

Table of Value Estimates for Components of Net Asset Value

	Value ($000’s) 4/20/17	Per Share
Cash	$66,517	$0.20
Other Assets	5,798	0.02
Accounts Payable and Other Liabilities	(39,946)	(0.12)

Net Asset Value	$32,369	$0.10

The Revised NAV deviates from the Company’s valuation policy which requires valuation as of December 31 each year and from the recommendations and methodologies of the Investment Program Association, a trade association for non-listed direct investment vehicles (“IPA”), as set forth in IPA Practice Guideline 2013-01 “Valuations of Publicly Registered Non-Listed REITs”.

The value of the EPR Shares was approximately $672.7 million or $2.07 per share of Company common stock when calculated based on the average trading price of EPR common shares using the high and low trading price on the Valuation Date. The Company cautions that the trading price of the EPR Shares will continue to change after the Interim Distribution. The Revised NAV plus the Interim Distribution meets or exceeds the aggregate liquidation range estimated between $2.10 and $2.25 per share of the Company’s common stock, in cash and EPR Stock, as included in the Company’s joint proxy statement/prospectus filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 on January 26, 2017.

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical or fact, including statements about the purported value of the Company’s common stock, may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements, including statements regarding the Valuation Report, be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the SEC, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL LIFESTYLE PROPERTIES, INC. a Maryland corporation

Dated: April 21, 2017	By:	/s/ Tammy J. Tipton
Tammy J. Tipton, Chief Financial Officer and Treasurer